UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K/A
Amendment No. 1

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 30, 2011

Harmony Metals, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	0-53878	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

315 University Avenue
 Los Gatos, California 95030
 (Address of Principal Executive Offices including Zip Code)

(408) 899-5981
 (Registrant’s Telephone Number, including Area Code)

___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No.1 to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2012 (the “Original Filing”) is being filed to amend and add thereto the following item:

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YAER.

On December 30, 2011, the Company changed its fiscal year end from September 30 to December 31 as a result of the Share Exchange Transaction consummated on December 30, 2011. The Share Exchange Transaction is accounted for as a reverse acquisition with the acquired company, Nuvel, Inc., becoming the accounting acquirer in this transaction.

No transition report will be filed, since we are adopting the fiscal year end of the accounting acquirer, which is December 31. The Company intends to file an annual report on Form 10-K for the new fiscal year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2012
HARMONY METALS, INC.
(Registrant)

By:  /s/   Jay Elliot
Name:    Jay Elliot
Title:      Chief Executive Officer